Exhibit 99.6

EXHIBIT K to

Business Combination Agreement

STOCKHOLDERS VOTING AGREEMENT

BY AND BETWEEN

HW GLOBAL, INC.

AND

THE STOCKHOLDER LISTED ON THE SIGNATURE PAGES HERETO

DATED AS OF SEPTEMBER 1, 2015

TABLE OF CONTENTS

1.	Definitions	1

2.	Voting	3

3.	Irrevocable Proxy and Power of Attorney	4

4.	Standstill Agreement	4

5.	Representations and Warranties	6

6.	Amendment and Waiver	7

7.	Severability	7

8.	Successors and Assigns	7

9.	Counterparts	7

10.	Remedies	8

11.	Notices	8

12.	Governing Law; Jurisdiction	8

13.	Waiver of Jury Trial	8

14.	Business Days	9

15.	Construction	9

16.	No Third Party Beneficiaries	9

17.	Delivery by Facsimile or Email	9

18.	Effectiveness; Termination	9

19.	No Ownership Interest	9

STOCKHOLDERS VOTING AGREEMENT

THIS STOCKHOLDERS VOTING AGREEMENT (this “Agreement”) is made as of September 1, 2015 by and among HW GLOBAL, INC., a Delaware corporation (the “Company”), and the Stockholder listed on the signature pages hereto (the “Stockholder”). The Company and the Stockholder are referred to herein each individually as a “Party” and collectively as the “Parties.”

WHEREAS, immediately following the transactions (the “Transactions”) contemplated by the Business Combination Agreement, dated as of the date hereof, among the Company, HeartWare International, Inc., a Delaware corporation, Valtech Cardio, Ltd., a private company incorporated under the laws of Israel, and the other parties thereto (the “Business Combination Agreement”), the Stockholder shall Beneficially Own Common Stock (as defined below), and may receive in addition certain shares upon exercise of Warrants (as defined in the Business Combination Agreement), and may receive in addition certain shares upon payment of certain contingent consideration as provided in the Business Combination Agreement;

WHEREAS, the Parties hereto desire to enter into this Agreement to establish certain arrangements with respect to the Common Stock that will be Beneficially Owned by the Stockholder following and pursuant to the Transactions, as well as restrictions on certain activities in respect of such Common Stock, corporate governance and other related corporate matters; and

WHEREAS, the Business Combination Agreement contemplates that this Agreement will be executed concurrently with the execution of the Business Combination Agreement and will become effective upon the Closing.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties to this Agreement hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the respective meanings ascribed to them in this Section 1, and capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Business Combination Agreement:

“Affiliate” of any Person means any other Person, directly or indirectly controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble hereto.

“Applicable Law” means, with respect to any Person, (i) any foreign, national, federal, provincial, state, municipal or local law, statute, constitution, principle of common law, resolution, ordinance, code, edict, treaty, decree, rule, regulation, ruling or other similar requirement enacted, adopted, promulgated, applied or otherwise put into effect by or under the authority of a Governmental Entity that is binding upon or applicable to such Person, assets or set of facts, and (ii) the rules, regulations and listing agreements of any national securities exchange or automated quotation system on which securities of such Person are traded or listed.

“Beneficially Own” with respect to any securities shall mean having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act); provided, however, that (i) a Person will be deemed to be the beneficial owner of any security which may be acquired by such Person whether within 60 days or thereafter, upon the conversion, exchange or exercise of any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire (x) capital stock of any person or (y) debt or other evidences of indebtedness, capital stock or other securities directly or indirectly convertible into or exercisable or exchangeable for such capital stock of such person; (ii) a Person shall be deemed to be the beneficial owner of any securities with which a Person has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of such securities; and (iii) neither a Person nor any of its Affiliates will be deemed to be the beneficial owner of any security which has been sold, transferred or distributed by such Person or any such Affiliate to any other Person (including, without limitation, any distribution to a limited partner or other similar investor in such Person or such Affiliate) that is not a controlled Affiliate of such Person or such Affiliate. The terms “Beneficially Own,” “Beneficially Owned” and “Beneficially Owning” shall have correlative meanings.

“Board” means the Board of Directors of the Company.

“Business Combination Agreement” has the meaning set forth in the preamble hereto.

“Business Day” means any day, other than a Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in New York are authorized or required by Applicable Law to close.

“Common Stock” shall mean the shares of common stock of the Company, par value $.001 per share, and any other equity securities issued by the Company, and any other shares issued or issuable with respect thereto (whether by way of a share dividend or share split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other company reorganization), including without limitation, shares of the Company or such other securities which may be deemed to be beneficially owned by the holder in accordance with the rules and regulations of the SEC and securities which may be issued upon exercise of an option or warrant.

“Company” has the meaning set forth in the preamble hereto.

“Consideration Shares” means Common Stock issued pursuant to Section 3.1 of the Business Combination Agreement and any shares of Common Stock issued upon exercise of the Warrants.

“Effective Time” has the meaning set forth in Section 18.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Governmental Entity” means any government, any governmental, regulatory or administrative entity or body, department, commission, board, agency or instrumentality, any court, tribunal or judicial body or any other governmental, self-regulatory or quasi-governmental authority of any nature (including any governmental department, division, agency, bureau, office, branch, court, commission, tribunal, or other governmental instrumentality) or any political or other subdivision or part of any of the foregoing, in each case whether federal, state, territorial, commonwealth, province, county, provincial, municipal, district, local or foreign.

“Group” has the meaning assigned to it in Section 13(d)(3) of the Exchange Act.

“Party” and “Parties” have the meanings set forth in the preamble hereto.

“Person” means an individual, a partnership (including a limited partnership), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity or a Governmental Entity or any department, agency or political subdivision thereof.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stockholder” has the meaning set forth in the preamble hereto.

“Termination Date” means the earliest to occur of: (i) termination of the Business Combination Agreement; (ii) the second (2nd) anniversary of the Closing Date (as defined in the Business Combination Agreement); and (iii) a Change in Control of Holdco (as defined in the Business Combination Agreement).

“Transactions” has the meaning set forth in the recitals hereto.

2. Voting. At all times from the Effective Time until the Termination Date, the Stockholder covenants and agrees (and shall cause each of its controlled Affiliates that Beneficially Own Consideration Shares to take such action) that:

(a) the Stockholder shall take such action as may be required so that all Consideration Shares Beneficially Owned (that results in the power to vote) by the Stockholder (or any such controlled Affiliate of the Stockholder) from time to time are voted (“for,” “against,” “withheld,” “abstain” or otherwise, with lost, damaged or disfigured ballots counting as abstentions to the extent that they cannot be counted as “for,” “against,” “withheld” or otherwise under Applicable Law) in the same proportion as the shares of voting securities of the Company not subject to this Agreement or other similar agreements are voted.

(b) the Stockholder (or any controlled Affiliate of the Stockholder), as the holder of such Consideration Shares, shall use its commercially reasonable efforts to be present, in person or by proxy, at all meetings of the stockholders of Company so that all Consideration Shares Beneficially Owned (that results in the power to vote) by the Stockholder (or such controlled Affiliate of the Stockholder) from time to time may be counted for the purposes of determining the presence of a quorum at such meetings. The foregoing provision shall also apply to the execution by Stockholder of any written consent in lieu of a meeting of holders of Common Stock.

(c) the Stockholder shall not, and shall not permit any controlled Affiliate, to grant any proxies with respect to Consideration Shares Beneficially Owned (that results in the power to vote) by the Stockholder (or any controlled Affiliate of the Stockholder) or subject any of such Consideration Shares to any arrangement with respect to the voting of or taking action with respect to Consideration Shares Beneficially Owned (that results in the power to vote) by the Stockholder (or any controlled Affiliate of the Stockholder) other than as provided under this Agreement. In addition, notwithstanding any other provision of this Section 2 to the contrary, at all times prior to the termination of the restrictions of Section 4 below, the Stockholder (or any controlled Affiliate of the Stockholder) shall not vote, or permit to be voted, any Consideration Shares Beneficially Owned (that results in the power to vote) by the Stockholder (or any controlled Affiliate of the Stockholder) in any manner that would be inconsistent with the restrictions contained in this Section 2 or Section 4.

3. Irrevocable Proxy and Power of Attorney. To secure the Stockholder’s obligations to vote the Consideration Shares in accordance with this Agreement and to comply with the other terms hereof, the Stockholder hereby appoints the Company, or its designees, as the Stockholder’s true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote or act by written consent with respect to all the Consideration Shares in accordance with the provisions set forth in this Agreement, and to execute all appropriate instruments consistent with this Agreement on behalf of the Stockholder. The proxy and power granted by the Stockholder pursuant to this Section are coupled with an interest and are given to secure the performance of the Stockholder’s duties under this Agreement. The proxy and power will be irrevocable for the term hereof. The proxy and power will survive the merger, consolidation, conversion or reorganization of the Stockholder or any other entity holding the Shares.

4. Standstill Agreement. Except as expressly provided in this Agreement or as otherwise requested or consented to by the Company or required by Applicable Law, the Stockholder covenants and agrees that, from and after the Effective Time until the Termination Date, each such party shall not, and shall cause each controlled Affiliate of the Stockholder not to, singly or as part of a partnership, limited partnership, syndicate or other group (as those terms are defined in Section 13(d)(3) of the Exchange Act), directly or indirectly:

(a) acquire, offer to acquire, or agree to acquire, by purchase, gift or otherwise, directly or indirectly, the beneficial ownership of any additional equity securities of the Company (or any warrants, options, or other rights to purchase or acquire, or any securities convertible into, or exchangeable for, any equity securities of the Company) that has the effect of increasing the Beneficial Ownership of the Stockholder of Common Stock on a percentage basis in the outstanding Common Stock above ten percent (10%) at the time of such transaction, except pursuant to a stock split, stock dividend, rights offering, recapitalization, reclassification or similar transaction or grant or issuance approved by the Board;

(b) make, or in any way participate, directly or indirectly, in any “solicitation” of “proxies” to vote (as such terms are defined in Rule 14a-1 under the Exchange Act), solicit any consent or communicate with or seek to advise or influence any person or entity with respect to the voting of any securities of the Company, or to become a “participant” in any “election contest” (as such terms are defined in the Exchange Act) with respect to the Company;

(c) form, join, encourage or in any way participate in the formation of, any “person” or “group” within the meaning of Section 13(d)(3) of the Exchange Act with respect to any Common Stock;

(d) grant or agree to grant any proxy or other voting power to any Person other than the Company or other Persons designated by the Company to vote at any meeting of the stockholders of the Company, or deposit any Consideration Shares into a voting trust or subject any Consideration Shares to any arrangement or agreement with respect to the voting thereof;

(e) initiate or propose or otherwise solicit shareholders for the approval of one or more shareholder proposals with respect to the Company as described in Rule 14a-8 under the Exchange Act or otherwise, or induce or attempt to induce directly or indirectly any other person to initiate any shareholder proposal;

(f) seek election to or seek to place a representative on the Board or seek removal of any member of the Board or otherwise act, alone or in concert with others, to seek representation on or to control or influence the management, the Board or policies of the Company;

(g) seek to have called any meeting of the shareholders of the Company;

(h) seek, offer or propose to effect (with or without conditions), or make any public announcement or proposal whatsoever with respect to, any form of business combination transaction involving the Company (other than the transactions contemplated by the Business Combination Agreement), including, without limitation, a merger, exchange offer, or sale or liquidation of the Company’s assets, or any restructuring, recapitalization or similar transaction with respect to the Company;

(i) seek publicly to have the Company waive, amend or modify any of the provisions contained in this Section 4;

(j) take any action which would or would reasonably be expected to force the Company to make a public announcement regarding any of the types of matters set forth in (a) - (i) above;

(k) publicly disclose or announce any intention, plan or arrangement to do any of the foregoing; or

(l) advise, assist, instigate or encourage any third party to do any of the foregoing;

provided, however, that this Section 4 shall not prohibit or restrict the exercise by any Stockholder of his, her or its voting rights with regard to Common Stock to the extent contemplated by Section 2. Notwithstanding anything to the contrary in this Agreement, this Agreement shall not restrict or prohibit the Stockholder nor any of its Affiliates from exercising or enforcing their rights under the Business Combination Agreement or any Related Agreement (as defined in the Business Combination Agreement).

5. Representations and Warranties.

(a) The Stockholder (as to himself, herself or itself only) represents and warrants to the Company that, as of the date hereof:

(i) upon issuance thereof to the Stockholder pursuant to the terms of the Business Combination Agreement, the Stockholder will be the record owner of Consideration Shares issued to the Stockholder;

(ii) this Agreement has been duly authorized, executed and delivered by the Stockholder and constitutes the valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar Laws and principles affecting creditors’ rights generally and by general principles of equity;

(iii) the Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement; and

(iv) the execution, delivery and performance by the Stockholder of this Agreement and the consummation by the Stockholder of the transactions contemplated hereby will not, with or without the giving of notice or lapse of time, or both, (x) violate any provision of Applicable Law to which the Stockholder is subject, (y) violate any order, judgment or decree applicable to the Stockholder or (z) to the knowledge of the Stockholder, conflict with, or result in a breach or default under, any term or condition of any agreement or other instrument to which the Stockholder is a party or by which the Stockholder or any of the Stockholder’s assets or properties is bound; other than, in each case under the foregoing Sections 5(a)(iv)(x) through (z), as would not reasonably be expected to materially impair the ability of the Stockholder to perform its, his or her obligations hereunder or consummate the transactions contemplated hereby.

(b) The Company represents and warrants to the Stockholder that, as of the date hereof:

(i) this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar Laws and principles affecting creditors’ rights generally and by general principles of equity; and

(ii) the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not, with or without the giving of notice or lapse of time, or both, (x) violate any provision of the Company’s or any of its Subsidiaries’ Organizational Documents or Applicable Law to which such the Company any of its Subsidiaries is subject, (y) violate any order, judgment or decree applicable to the Company or any of its Subsidiaries or (z) conflict with, or result in a breach or default under, any term or condition of any agreement or other instrument to which the Company any of its Subsidiaries is a party or by which the Company any of its Subsidiaries or any such Person’s assets or properties is bound.

6. Amendment and Waiver.

(a) Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Stockholder.

(b) No failure to exercise and no delay in exercising any right, power or privilege granted under this Agreement shall operate as a waiver of such right, power or privilege. No single or partial exercise of any right, power or privilege granted under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by Applicable Law.

7. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

8. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties hereto. Except as otherwise expressly provided herein, none of the Parties hereto may assign any of their rights or obligations hereunder without the prior written consent of the other Parties hereto, except that the Company may assign any of its rights or obligations hereunder to any of its Affiliates without the prior written consent of any Party; provided, however, that no such assignment by the Company shall relieve the Company of its obligations under this Agreement.

9. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

10. Remedies. The Company and the Stockholder shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The Parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

11. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or sent via facsimile or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the signature pages hereto, at such address as indicated by the Company’s records, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, when sent via facsimile (as evidenced by a printed confirmation) if sent prior to 5:00 p.m. (local time of recipient) on a Business Day or, if not, the next succeeding Business Day), three (3) Business Days after deposit in the United States mail and one (1) Business Day after deposit with a reputable overnight courier service. The Company’s address as of the date hereof is:

HeartWare International, Inc.

500 Old Connecticut Path

Framingham, MA 01701

Attention: General Counsel

12. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT AND ENFORCED EXCLUSIVELY IN THE COURTS OF THE STATE OF DELAWARE, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING.

13. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH THE PARTIES HERETO HEREBY FURTHER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT SUCH PARTIES MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

14. Business Days. If any time period for giving notice or taking action hereunder expires on a day which is not a Business Day, the time period shall automatically be extended to the Business Day immediately following such day.

15. Construction. The Parties hereto have participated jointly in the negotiation and drafting of this Agreement; accordingly, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any Party hereto by virtue of the authorship of any provisions of this Agreement.

16. No Third Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns and are not for the benefit of, nor may any provision hereof be enforced by, any other Person.

17. Delivery by Facsimile or Email. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or email with scan or facsimile attachment, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or email as a defense to the formation or enforceability of a contract, and each such Party forever waives any such defense.

18. Effectiveness; Termination. This Agreement shall become effective on, and is not effective until, the Closing Date (as defined in the Business Combination Agreement) (the “Effective Time”). This Agreement shall automatically terminate and be of no further force or effect at the Termination Date.

19. No Ownership Interest. Except as otherwise expressly provided herein, nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Consideration Shares. All rights, ownership and economic benefits of and relating to the Consideration Shares shall remain vested in and belong to the Stockholder, except as otherwise expressly provided herein.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first above written.

HW GLOBAL, INC.

By:
Name:
Title:

STOCKHOLDER:

By:
Name:
Title:

Address:

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Attention: Morgan D. Elwyn; Thomas Mark
E-mail: melwyn@willkie.com; tmark@willkie.com